AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 11, 2013
To the Current Prospectus

Important Information about
Guggenheim Large Cap Concentrated Growth
and Guggenheim Small Cap Growth

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective April 24, 2013, the Guggenheim Large Cap Concentrated Growth Subaccount and the Guggenheim Small Cap Growth Subaccount (the “Subaccounts”) will no longer be available as investment options under your Contract. The underlying funds of the Subaccounts, the Guggenheim Large Cap Concentrated Growth Fund and the Guggenheim Small Cap Growth Fund (the “Funds”), are expected to be liquidated on or about May 1, 2013.

If you have allocated Contract Value to either or both of the Subaccounts, you may want to consider transferring your Contract Value to other available subaccounts prior to May 1, 2013. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from either of the Subaccounts to another subaccount, and such a transfer will not count toward any transfer limit under your Contract.

If a transfer request is not received by close of business on May 1, 2013, Security Benefit Life Insurance Company will re-allocate Contract Value allocated to the Subaccounts and redemption proceeds received upon the Funds’ liquidations to the Dreyfus General Money Market Subaccount, which invests in Class B shares of the Dreyfus General Money Market Fund. The investment objective of the Dreyfus General Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital.

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Dreyfus General Money Market Fund, and other relevant information, may be found in the Dreyfus General Money Market Fund’s prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company to obtain additional information, including a transfer request form or copies of the Dreyfus Money Market Fund prospectus.

Please Retain This Supplement For Future Reference